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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2001

                             NATIONAL-OILWELL, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-12317                        76-0475815
(State or other jurisdiction)     (Commission File Number)    (IRS Employer Identification No.)
    of  incorporation)


                        10000 RICHMOND AVENUE, 4TH FLOOR
                            HOUSTON, TEXAS 77042-4200
                             (Address and Zip code)



       Registrant's telephone number, including area code: (713) 346-7500





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Item 5. Other Events.

         On March 14, 2001, the Registrant issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:


Exhibit
Number         Identification of Exhibit

99.1     Press Release issued by National-Oilwell, Inc. dated March 14, 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NATIONAL-OILWELL, INC.
                                    (Registrant)



                               By: /s/ STEVEN W. KRABLIN
                                   ------------------------------------------
                                   Steven W. Krablin
                                   Vice President and Chief Financial Officer


Dated: March 19, 2001




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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

99.1     Press Release of National-Oilwell, Inc. dated March 14, 2001



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